SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant    |X|
Filed by a Party other than the Registrant   |_|

Check the appropriate box:
   |_|   Preliminary Proxy Statement            |_|   Confidential, For Use
   |X|   Definitive Proxy Statement                   of the Commission Only
   |_|   Definitive Additional Materials              (as permitted by Rule
   |_|   Soliciting Material Pursuant to Rule         14a-6(e)(2))
         14a-11(c) or Rule 14a-12

                           BIOPOOL INTERNATIONAL, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         |X|     No Fee Required

         | | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:

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         (2)     Aggregate number of securities to which transactions applies:

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         (3)     Per  unit  price  or  other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)     Proposed maximum aggregate value of transaction:

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         (5)     Total fee paid:

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         |_|     Fee paid previously with preliminary materials:

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         |_|     Check  box  if  any  part  of the fee is offset as  provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

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         (2)      Form, Schedule or Registration Statement no.:

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         (3)      Filing party:

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         (4)      Date filed:

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


                            PROPOSALS OF STOCKHOLDERS

     A proper proposal submitted by a stockholder for presentation at the Company's 2002 Annual Meeting that is received at the Company's executive offices no later than December 31, 2001, will be included in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting.

                                  OTHER MATTERS

     The Company's management knows of no other matters to be submitted to the Company's Annual Meeting. If any other matters properly come before the meeting, it is the intention that the persons named in the enclosed form of proxy vote the proxies in accordance with their judgment.

                             SOLICITATION OF PROXIES

     It is expected that the solicitation of proxies will be primarily by mail. The cost of solicitation by management will be borne by the Company. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone or otherwise for the purpose of soliciting such proxies.

                                  ANNUAL REPORT

     COPIES OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2000 ACCOMPANIES THIS PROXY STATEMENT. OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2000, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE MADE AVAILABLE TO STOCKHOLDERS
WITHOUT CHARGE UPON WRITTEN REQUEST TO TIMOTHY J. DAHLTORP, CHIEF FINANCIAL OFFICER, BIOPOOL INTERNATIONAL, INC., 370 INTERLOCKEN BLVD., BROOMFIELD, COLORADO 80021.


                                            ON BEHALF OF THE BOARD OF DIRECTORS

                                            /s/ Michael D. Bick, Ph.D.
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                                            Michael D. Bick, Ph.D.
                                            Chairman of the Board of Directors


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